Exhibit (10) (q)

                                                                 October 5, 1999

Private and Confidential
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Title FirstName LastName
Address1
City,State  PostalCode

Dear FirstName:

         Safety-Kleen Corp. ("Safety-Kleen") and Safety-Kleen Services, Inc. ("Services"), (Safety-Kleen, Services, and their subsidiaries, collectively referred to herein, as the "Corporation") consider it essential and in the best interests of the Corporation and their shareholders to foster the continuous employment of key management personnel. In this regard, the board of directors of Safety-Kleen (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of the members of senior management of the Corporation, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of Safety-Kleen or Services.

         In order to induce you to remain in the employ of the Corporation, the Corporation has agreed with you that you shall receive the severance benefits set forth in this letter agreement (this "Agreement") in the event your employment with the Corporation is terminated subsequent to a Change in Control (as defined below) under the circumstances described below.

1.       Change in Control.  No benefits shall be payable hereunder unless there
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         shall have been a "Change in  Control",  which,  for  purposes  of this
         Agreement, shall mean the occurrence of any of the following:

                a. (X)   any  person  (as such term is used in Rule  13(d)- 5 of
         the SEC  under  the 1934  Act) or group  (as such  term is  defined  in
         Section 13(d) of the 1934 Act), other than a subsidiary or any employee benefit plan (or related trust) of Safety-Kleen or its subsidiary, becomes the beneficial owner of 15% or more of the common stock of Safety-Kleen or of voting securities representing 15% or more of the combined voting power of all voting securities of Safety-Kleen, (Y) Laidlaw Inc. ceases to be the beneficial owner, directly or indirectly, of 43.6% or more of the voting securities of Safety-Kleen and (Z) another person or group becomes the beneficial owner of voting securities of Safety-Kleen which represent a larger number of voting securities than those held by Laidlaw Inc.

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                b.  within a  period of 24 months or less, the individuals  who, as of any date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board unless at the end of such period, the majority of individuals then constituting the Board were nominated upon the recommendation of a majority of the Incumbent Directors.
                c. the sale or other disposition of all or substantially all of the assets of Safety-Kleen or Services.
                d. the sale or other disposition by Safety-Kleen of 50% or more of the voting securities of Services or any other transaction which results in any person, other than Safety-Kleen or a subsidiary or any employee benefit plan of Safety-Kleen, becoming the beneficial owner of 50% or more of the voting securities of Services.

2.       Termination  Following Change in Control.  If a Change in Control shall
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         have  occurred,  you shall be entitled  to the  benefits  provided  for
         herein   upon   the   subsequent   termination   of   your   employment
         ("Termination") during the period ("Window Period") beginning upon the date of the Change in Control and ending on the third anniversary
         thereof,   unless  such   Termination  is  because  of  your  death  or
         retirement, by the Corporation for Cause or by you other than for Good Reason. For purposes of this paragraph:

              a.  "Cause" shall mean:

                  (I) the willful and continued failure by you substantially to perform your duties with the Corporation (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure resulting from Termination by you for Good Reason, as hereinafter defined) after a written demand for substantial performance is delivered to you by the Board or executive management of the Corporation, which demand specifically identifies the manner in which the Board or executive management believes that you have not substantially performed your duties and you failed to correct such failure to perform your duties within 30 days after such written demand is delivered to you; or

                  (II) the willful engaging by you in conduct that is demonstrably and materially injurious to the Corporation, monetarily or otherwise, and no act or failure to act on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interests of the Corporation;

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

              b. "Good Reason" shall mean the occurrence, without your express written consent, of any of the following:

                  (I)  Inconsistent   Duties  -  a  meaningful  and  detrimental
                       ---------------------
                  alteration in your position or in the nature or status of your responsibilities from those in effect immediately prior to the Change in Control;

                  (II)  Reduction  in   Remuneration   -  a  reduction   by  the
                        -----------------------------
                  Corporation in your annual base salary as in effect immediately prior to the Change in Control or at any time during the window period; or a reduction by the Corporation in long term incentive opportunity as in effect immediately prior to the Change in Control or at any time during the window period; or a reduction by the Corporation in bonus opportunity as in effect immediately prior to the Change in Control or at any time during the window period;

                  (III)  Relocation  - the  relocation  of  the  office  of  the
                         ----------
                  Corporation where you are employed at the time of the Change in Control ("the CIC Location") to a location that is more than 40 miles away from the CIC Location, or the Corporation requiring you to be based more than 40 miles away from the CIC Location (except for required travel on the Corporation business to an extent substantially consistent with your customary business travel obligations in the ordinary course of your business during the year immediately prior to the Change in Control); provided, however, your relocation, in connection with the consolidation of Safety-Kleen Corp. offices in Columbia, S.C., shall not constitute Reason for Termination by you and shall not entitle you to the Termination Payment (hereinafter defined) in the event of your refusal to relocate.

                  (IV) Benefits and Perquisites - the failure by the Corporation
                       ------------------------
                  to continue to provide you with benefits and perquisites at least as favorable as those enjoyed by you immediately prior to the Change in Control as may be increased thereafter and prior to the expiry of the Window Period.

3.       Termination  Payment.  If any event of Termination  shall have occurred
         --------------------
         during the Window Period and prior to the expiry of the Term of this Agreement, and you shall have provided written notice to that effect to the Corporation, you shall be entitled to a payment ("the Termination Payment") in a lump sum (subject to mandatory statutory tax withholding) in the amount of eighteen month's average compensation. Average compensation is equal to the average aggregate monthly salary, bonus, and perquisites during the fiscal year of the Corporation

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

         ended immediately prior to the date ("Termination Payment Date") on which the Termination Payment shall be due provided, however, the average compensation shall not be less than the average aggregate monthly salary, bonus, and perquisites received during the fiscal year ending August 31, 1999.

4.       Continuation of Benefits following Termination
         ----------------------------------------------
         For eighteen months following the Termination, the Corporation shall continue to provide to you and your family welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, individual life, group life, accidental death and travel accident insurance plans and programs), fringe benefits and other perquisites, which are at least as favorable as the most favorable plans of the Corporation applicable to you and other peer executives and their families as of the Termination, but which are in no event less favorable than the most favorable plans of the Corporation applicable to you and other peer executives and their families during the 90-day period immediately before the Change of Control. The cost to you of such welfare benefits shall not exceed the cost of such benefits to you immediately before the Termination or, if less, the Change of Control. Notwithstanding the foregoing, if you are covered under any medical, life, or disability insurance plan(s) provided by a subsequent employer, then the amount of coverage required to be provided by the Corporation hereunder shall be secondary to the coverage provided by the subsequent employer's medical, life, or disability insurance plan(s). Your rights under this paragraph shall be in addition to, and not in lieu of, any post-termination continuation coverage or conversion rights you may have pursuant to applicable law, including without limitation continuation coverage required by Section 4980B of the Code and Section 601 et. seq. of the Employee Retirement Income Security Act of 1974, as amended.

5.       Employee Stock Options. Upon a Change of Control, the Corporation shall
         ----------------------
         pay to you a lump-sum cash payment equal to the spread (fair market value over exercise price) of all outstanding options granted to you for shares of common stock of Safety-Kleen whether vested or not vested at the time of the Change of Control.

6.       Legal Counsel Fees.  If the  Corporation shall fail to comply  with its
         ------------------
         obligations hereunder or call into question the legal validity of this Agreement, all reasonable legal counsel fees incurred by you in the course of seeking to enforce this Agreement shall be for the account of and payable by the Corporation, except to the extent that a court shall determine that your action in seeking to enforce this Agreement was frivolous.


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


7.       Outplacement Expenses. In the event that the Termination  Payment shall
         ----------------------
         become payable hereunder, the Corporation shall pay, on your behalf, the fees and expenses of "outplacement" services on your behalf which shall have been arranged by you, to a maximum of $25,000.

8.       Confidentiality and Noncompetition
         ----------------------------------
8.1      Confidentiality.    You  acknowledge  that  it  is  the policy  of  the
         ---------------
         Corporation to maintain as secret and confidential all valuable and unique information and techniques acquired, developed or used by the Corporation relating to their business, operations, employees and customers, which gives the Corporation a competitive advantage in the businesses in which the Corporation is engaged ("Confidential Information"). You recognize that all such Confidential Information is the sole and exclusive property of the Corporation, and that disclosure of Confidential Information would cause damage to the Corporation. You agree that, except as required by the duties of your employment with the Corporation and except in connection with enforcing your rights under this Agreement or if compelled by a court or governmental agency, you will not, without the consent of the Corporation, disseminate or otherwise disclose any Confidential Information obtained during your employment with the Corporation for so long as such information is valuable and unique.

8.2      Non-competition/ Non-solicitation.
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              a.   You agree that, during the period of your employment with the
         Corporation and, if your employment is terminated for any reason, thereafter for a period of one (1) year, you will not at any time directly or indirectly, in any capacity, engage or participate in, or become employed by or render advisory or consulting or other services in connection with any Prohibited Business as defined in Section 8.2(d).

              b. You agree that, during the period of your employment with the Corporation and, if your employment is terminated for any reason, thereafter for a period of one (1) year, you shall not make any financial investment, whether in the form of equity or debt, or own any interest, directly or indirectly, in any Prohibited Business. Nothing in this Section 8.2(b) shall, however, restrict you from making any investment in any company whose stock is listed on a national securities exchange or actively traded in the over-the-counter market; provided that (1) such investment does not give you the right or ability to control or influence the policy decisions of any Prohibited Business, and (2) such investment does not create a conflict of interest between your duties hereunder and your interest in such investment.


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


              c. You agree that, during the period of your employment with the the Corporation and, if your employment is terminated for any reason, thereafter for a period of one (1) year, you shall not (1) employ any employee of the Corporation or (2) interfere with the Corporation's relationship with, or endeavor to entice away from the Corporation any person, firm, corporation, or other business organization who or which at any time (whether before or after the date of your termination of employment), was an employee, customer, vendor or supplier of, or maintained a business relationship with, any business of the Corporation which was conducted at any time during the period commencing one year prior to the termination of employment.

              d. For the purpose of this Section 8.2, "Prohibited Business" shall be defined as any entity and any branch, office or operation thereof, which is a direct and material competitor of the Corporation wherever the Corporation does business, in the United States or abroad.

8.3      Remedy.  You and the Corporation  specifically agree that, in the event
         ------
         that you shall breach your obligations under this Section 8, the Corporation will suffer irreparable injury and no adequate remedy for such breach, and shall be entitled to injunctive relief therefor, and in particular, without limiting the generality of the foregoing, the Corporation shall not be precluded from pursuing any and all remedies it may have at law or in equity for breach of such obligations; provided, however, that such breach shall not in any manner or degree whatsoever limit, reduce or otherwise affect the obligations of the Corporation under this Agreement, and in no event shall an asserted breach of your obligations under this Section 8 constitute a basis for deferring or withholding any amounts otherwise payable to you under this Agreement.

9.       Term.   This  Agreement shall  terminate  on the later of (a) the third
         ----
         anniversary of the date hereof and (b) the expiry of the Window Period in respect of the last Change in Control which shall have occurred prior to the third anniversary of the date hereof.

10.      Final  Agreement.  It is the intention of the  Corporation and you that
         ----------------
         the compensation and benefits to be provided to you under this Agreement shall be the only compensation and benefits to you provided by the Corporation in the event of your Termination of employment following the Change in Control, and by your acceptance hereof, you hereby waive any and all other rights which you might have as a result of such Termination of employment.


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


11.      Notice.  For  purposes  of  this  Agreement,   notices  and  all  other
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         communications  shall be in  writing  and shall be hand  delivered  and shall be deemed given when delivered and received addressed to Safety-Kleen Corp., 1301 Gervais Street, Suite 300, Columbia, South Carolina 29201, Attention: Vice President, Administration or to you at the address set forth on the first page of this Agreement or to such other address as either party may have furnished to the other in writing in accordance herewith.

12.      Governing  Law.  This  Agreement shall be governed by and  construed in
         --------------
         accordance with the laws of the State of South Carolina applicable therein.

13.      Severability.  The  invalidity or  unenforceability of any provision of
         ------------
         this Agreement shall not effect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

14.      Counterparts.  This  Agreement  may be  executed in  counterparts, each
         ------------
         of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

15.      No Contract of Employment. Nothing in this Agreement shall be construed
         -------------------------
         as giving you any right to be retained in the employment of the Corporation.

         If the foregoing sets forth our agreement on the subject matter hereof, kindly sign in the space provided below and return to the Vice President of Administration of the Corporation for execution by the Corporation. One fully executed copy of this Agreement shall be returned to you.

                                         SAFETY-KLEEN CORP.
                                         By:
                                            --------------------------------
                                         Kenneth W. Winger
                                         President / Chief Executive Officer



                                         SAFETY-KLEEN SERVICES, INC.
                                         By:
                                            --------------------------------
                                         Kenneth W. Winger
                                         President / Chief Executive Officer


Agreed to this           day of
                     , 1999

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FirstName  LastName


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